Exhibit 99.1

DFIN Reports Second Quarter 2020 Results

CHICAGO- August 5, 2020 – Donnelley Financial Solutions, Inc. (NYSE: DFIN), (the “Company”) today reported financial results for the second quarter 2020.

Highlights:

	Second-quarter 2020	Second-quarter 2019
Net Sales	$254.0 million	$258.9 million
GAAP Net Earnings (Loss)	($1.3) million	$17.3 million
Non-GAAP Adjusted EBITDA(1)	$60.8 million	$56.1 million
Operating Cash Flow(2)	$13.2 million	$3.0 million
Free Cash Flow(1) (3)	$4.4 million	($8.1 million)

(1) Non-GAAP Adjusted EBITDA (“Adjusted EBITDA”) and Free Cash Flow are non-GAAP measures that exclude the impact of items noted in the reconciliation tables below. The tables below provide reconciliations to the most comparable GAAP measures.

(2) Due to the seasonality of the Company’s business, historically it is a user of cash in the first half of the year, with more than all of its operating cash flow being generated in the second half of the year.

(3) Defined as operating cash flow less capital expenditures.

●
Second-quarter 2020 net sales of $254.0 million, a significant increase from the outlook ($220 million to $230 million) provided on the first-quarter earnings call, primarily driven by stronger than anticipated capital markets transactional activity
●
Second-quarter software solutions net sales of $47.6 million accounted for 18.7% of total second-quarter 2020 net sales, up 20 basis points from 18.5% as a percentage of total net sales in the second quarter 2019
●
Second-quarter 2020 GAAP fully diluted net loss per share of $0.04; non-GAAP fully diluted earnings per share of $0.87, up $0.13 from the second quarter of 2019, primarily due to continued focus on cost control initiatives and an improved business mix
●
Second-quarter 2020 Adjusted EBITDA of $60.8 million, up $4.7 million, or 8.4%, from the second quarter of 2019; Adjusted EBITDA margin of 23.9%, up 220 basis points from the second quarter 2019
●
Second-quarter 2020 operating cash flow improved $10.2 million from the second quarter of 2019; second-quarter free cash flow improved $12.5 million from the second quarter of 2019; year-to-date operating cash flow up $41.4 million compared to the first half of 2019 and free cash flow up $51.9 million compared to the first half of 2019
●
Second-quarter total leverage of 2.4x, down 0.8x from the second quarter of 2019; non-GAAP net leverage of 2.1x, down 1.0x from the second quarter of 2019; total debt down $68.4 million from the second quarter of 2019
●
Company sold its remaining equity stake in AuditBoard for $12.8 million; established strategic partnership with Galvanize to extend audit and compliance offerings globally

“We are pleased with the strong performance in the quarter, in light of the challenges presented by the COVID-19 pandemic and related market volatility. Our long-standing prioritization of employee health and safety allowed us to operate safely while providing exceptional service to our clients through the peak filing and proxy season. Our employees responded swiftly, innovatively transforming our production platform and service delivery model to adapt to our clients’ need for a fully-virtual experience,” said Daniel N. Leib, DFIN’s president and chief executive officer.

Leib continued, “After a very slow start to the quarter, activity levels improved significantly in June, with transactional revenues, including Venue, picking up sharply. The influx of higher-margin tech-enabled services & software solutions revenues, combined with the continued impact of our ongoing cost control efforts, led to a 220 basis point year-over-year improvement in our second-quarter adjusted EBITDA margin, marking the fourth consecutive quarter of year-over-year margin expansion. Strong margin and improved working capital management allowed us to further strengthen our balance sheet, resulting in second-quarter ending non-GAAP net leverage of 2.1x, down 1.0x from the second quarter of 2019. While the macroeconomic outlook remains unclear, the combination of our market position, cost structure and strong balance sheet positions us well heading into the back half of the year and into 2021.”

“We also continued to make significant progress in the development of our software solutions, enhancing capabilities, improving performance and introducing new products. These product introductions, plus several key second-quarter wins across our software portfolio, showcase DFIN’s market leadership, and are expected to lead to continued growth in our software solutions businesses going forward,” Leib concluded.

Net Sales

Net sales in the second quarter of 2020 were $254.0 million, a decrease of $4.9 million, or 1.9%, from the second quarter of 2019. After adjusting for changes in foreign exchange rates, organic net sales decreased 1.7% from the second quarter of 2019. Net sales decreased primarily due to a decline in print as a result of lower capital markets transactions and compliance and commercial print volumes, partially offset by higher tech-enabled services for capital markets transactions and higher mutual fund transactional volume.

GAAP Net Earnings

Second-quarter 2020 net loss was $1.3 million, or $0.04 per diluted share, compared to net earnings of $17.3 million, or $0.51 per diluted share, in the second quarter of 2019. The second quarter 2020 net loss included after-tax charges of $30.9 million, or $0.91 per diluted share, primarily related to restructuring, impairment and other charges, estimated multiemployer pension plan obligations arising from the bankruptcy of LSC Communications and share-based compensation expense. The second-quarter 2019 net earnings included various after-tax charges totaling $8.1 million, or $0.23 per diluted share, all of which are excluded from the presentation of non-GAAP net earnings. Additional details regarding the amount and nature of these and other items are included in the attached schedules.

Adjusted EBITDA and Net Earnings

Adjusted EBITDA in the second quarter of 2020 was $60.8 million, compared to $56.1 million in the second quarter of 2019. Adjusted EBITDA margin in the second quarter of 2020 was 23.9%, an improvement of 220 basis points versus the second quarter of 2019. The increase in Adjusted EBITDA was primarily driven by the impact of cost control initiatives and improved business mix partially offset by increase in variable compensation and employee benefits.

Non-GAAP net earnings totaled $29.6 million, or $0.87 earnings per diluted share, in the second quarter of 2020 compared to non-GAAP net earnings of $25.4 million, or $0.74 earnings per diluted share, in the second quarter of 2019. Reconciliations of net earnings to Adjusted EBITDA, non-GAAP net earnings and Adjusted EBITDA margin, are presented in the attached schedules.

Regulatory Impacts

During the second quarter of 2020, the Company introduced ArcDigital, it’s digital content distribution solution. The combination of ArcDigital and ArcPro provides Investment Companies clients with software-based solutions to manage the complexities of content management and digital distribution to address their needs under Securities and Exchange Commissions (“SEC”) Rule 30e-3.

As previously disclosed on Form 8K on July 23, 2020, the implementation of SEC Rule 30e-3 (elimination or reduction of print annual & semi-annual Reports), rule 498A (elimination or reduction of print summary prospectus) and the Company’s exiting of certain printing and distribution relationships will reduce the Company’s print volume by $130-$140 million in 2021. The associated reduction in non-GAAP adjusted EBITDA is now estimated to be $5-$10 million.

The Company is executing a restructuring plan, under which it recorded a pre-tax cash expense of approximately $3.9 million during the second quarter of 2020 for severance & other expense related to employee terminations, and expects approximately $2.9 million of additional charges through the second quarter of fiscal year 2021, including approximately $1.4 million in restructuring charges, approximately $1.0 million capital expenditures and approximately $0.5 million operating expense.

Reconciliations of the net earnings to Non-GAAP Adjusted EBITDA impact are presented in the attached tables.

Conference Call Details

DFIN will hold a conference call and webcast on August 5, 2020 at 9:00 a.m. Eastern time to discuss its second-quarter fiscal year 2020 financial results, provide a general business update and respond to analyst questions.

A live webcast of the call will also be available on the Company’s investor relations website. Please visit investor.dfinsolutions.com at least fifteen minutes prior to the start of the event to register, download and install any necessary audio software.

If you are unable to participate live, a replay of the webcast will be available following the conference call on the Company’s investor relations website, along with the earnings press release, and related financial tables.

About DFIN

DFIN is a leading global risk and compliance solutions company. We provide domain expertise, enterprise software and data analytics for every stage of our clients’ business and investment lifecycles. Markets fluctuate, regulations evolve, technology advances, and through it all, DFIN delivers confidence with the right solutions in moments that matter. Learn about DFIN’s end-to-end risk and compliance solutions online at DFINsolutions.com or you can also follow us on Twitter @DFINSolutions or on LinkedIn.

Investor Contact:

Justin Ritchie

Investor Relations

investors@dfinsolutions.com

Use of non-GAAP Information

This news release may contain certain non-GAAP measures, including non-GAAP selling, general, and administrative expenses (“SG&A”), non-GAAP income from operations, non-GAAP operating margin, Adjusted EBITDA, Adjusted EBITDA margin, non-GAAP effective tax rate, non-GAAP net earnings, non-GAAP diluted earnings per share, free cash flow and organic net sales. The Company believes that these non-GAAP measures, when presented in conjunction with comparable GAAP measures, provide useful information about the Company’s operating results and liquidity and enhance the overall ability to assess the Company’s financial performance. The Company uses these measures, together with other measures of performance under GAAP, to compare the relative performance of operations in planning, budgeting and reviewing the performance of its business.

The Company’s non-GAAP statement of operations measures, non-GAAP SG&A, non-GAAP SG&A as % of total net sales, non-GAAP income from operations, non-GAAP operating margin, Adjusted EBITDA, Adjusted EBITDA margin, non-GAAP effective tax rate, non-GAAP net earnings and non-GAAP diluted earnings per share, are adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of our ongoing operations. These adjusted measures exclude the impact of expenses associated with the Company’s acquisition activities, COVID-19 related sales surcharges and expenses, LSC multiemployer pension plan obligations, accelerated rent expense, spin-off related expenses, non-recurring investor-related fees, share-based compensation and eliminate potential differences in results of operations between periods caused by factors such as historic cost and age of assets, financing and capital structures, taxation positions or regimes, restructuring, impairment and other charges and gain or loss on certain equity investments and asset sales.

Free cash flow is a non-GAAP financial measure and is defined by the Company as net cash flow provided by operating activities less capital expenditures. By adjusting for the level of capital investment in operations, the Company believes that free cash flow can provide useful additional basis for understanding the Company’s ability to generate cash after capital investment and provides a comparison to peers with differing capital intensity.

Organic net sales is a non-GAAP financial measure and is defined by the Company as reported net sales adjusted for the changes in foreign exchange rates.

These non-GAAP measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, these measures are defined differently by different companies in our industry and, accordingly, such measures may not be comparable to similarly-titled measures of other companies.

Use of Forward-Looking Statements

This news release includes certain "forward-looking statements" within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, strategy and plans of DFIN and its expectations relating to future financial condition and performance. Statements that are not historical facts, including statements about DFIN management’s beliefs and expectations, are forward-looking statements. Words such as "believes," "anticipates," "estimates," "expects," "intends," "aims," "potential," "will," "would," "could," "considered," "likely," "estimate" and variations of these words and similar future or conditional expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While DFIN believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond DFIN’s control. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from DFIN’s current expectations depending upon a number of factors affecting the business and risks associated with the performance of the business. These factors include such risks and uncertainties detailed in DFIN periodic public filings with the SEC, including but not limited to those discussed under "Risk Factors" in DFIN's Form 10-K for the fiscal year ended December 31, 2019, those discussed under “Cautionary Statement” in DFIN’s quarterly Form 10-Q filings, and in other investor communications of DFIN’s from time to time. DFIN does not undertake to and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

Donnelley Financial Solutions, Inc. and Subsidiaries ("DFIN")

Condensed Consolidated Balance Sheets

(UNAUDITED)

(in millions, except per share data)

	June 30, 2020	December 31, 2019
Assets
Cash and cash equivalents	$37.4	$17.2
Receivables, less allowances for expected losses of $11.5 in 2020 (2019 - $7.7)	250.4	161.4
Inventories	11.0	11.1
Prepaid expenses and other current assets	16.5	15.9
Assets held for sale	—	5.6
Total current assets	315.3	211.2
Property, plant and equipment, net	19.0	17.5
Right-of-use assets	68.0	80.7
Software, net	54.9	55.0
Goodwill	449.9	450.3
Other intangible assets, net	15.4	21.9
Deferred income taxes, net	13.3	9.0
Other noncurrent assets	28.0	41.3
Total assets	$963.8	$886.9

Liabilities
Accounts payable	$54.3	$58.5
Accrued liabilities	136.7	121.0
Short-term debt	0.5	—
Total current liabilities	191.5	179.5
Long-term debt	350.2	296.0
Deferred compensation liabilities	19.7	20.0
Pension and other postretirement benefits plan liabilities	55.7	58.8
Noncurrent lease liabilities	59.8	57.9
Other noncurrent liabilities	16.5	6.1
Total liabilities	693.4	618.3

Equity
Preferred stock, $0.01 par value
Authorized: 1.0 shares; Issued: None	—	—
Common stock, $0.01 par value
Authorized: 65.0 shares;
Issued and outstanding: 34.9 shares and 33.8 shares in 2020 (2019 - 34.5 shares and 34.2 shares)	0.3	0.3
Treasury stock, at cost: 1.1 shares in 2020 (2019 - 0.3 shares)	(9.5)	(4.2)
Additional paid-in capital	230.6	225.2
Retained earnings	134.2	131.9
Accumulated other comprehensive loss	(85.2)	(84.6)
Total equity	270.4	268.6
Total liabilities and equity	$963.8	$886.9

Donnelley Financial Solutions, Inc. and Subsidiaries ("DFIN")

Condensed Consolidated Statements of Operations

(UNAUDITED)

(in millions, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Net sales
Tech-enabled services	$115.4	$113.4	$197.3	$196.6
Software solutions	47.6	47.8	94.9	92.5
Print and distribution	91.0	97.7	182.5	199.4
Total net sales	254.0	258.9	474.7	488.5
Cost of sales (1)
Tech-enabled services	47.5	50.6	90.3	99.4
Software solutions	23.7	25.0	48.5	51.6
Print and distribution	66.3	73.4	135.0	151.9
Total cost of sales	137.5	149.0	273.8	302.9
Selling, general and administrative expenses (1)	72.8	57.9	129.8	112.8
Depreciation and amortization	14.7	12.0	27.1	24.1
Restructuring, impairment and other charges, net	25.1	3.8	28.2	5.9
Other operating loss	—	2.8	—	2.8
Income from operations	3.9	33.4	15.8	40.0
Interest expense, net	6.3	9.1	10.9	18.0
Investment and other income, net	(0.5)	(0.5)	(0.9)	(1.1)
(Loss) earnings before income taxes	(1.9)	24.8	5.8	23.1
Income tax (benefit) expense	(0.6)	7.5	3.0	7.2
Net (loss) earnings	$(1.3)	$17.3	$2.8	$15.9
Net (loss) earnings per share:
Basic	$(0.04)	$0.51	$0.08	$0.47
Diluted	$(0.04)	$0.51	$0.08	$0.47

Weighted average number of common shares outstanding:
Basic	34.0	34.1	34.1	34.0
Diluted	34.0	34.2	34.1	34.1
Additional information:
Gross margin (1)	45.9%	42.4%	42.3%	38.0%
SG&A as a % of total net sales (1)	28.7%	22.4%	27.3%	23.1%
Operating margin	1.5%	12.9%	3.3%	8.2%
Effective tax rate	31.6%	30.2%	51.7%	31.2%

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(1) Exclusive of depreciation and amortization

Donnelley Financial Solutions, Inc. and Subsidiaries ("DFIN")

Reconciliation of GAAP to Non-GAAP Measures

For the Three and Six Months Ended June 30, 2020 and 2019

(UNAUDITED)

(in millions, except per share data)

	For the Three Months Ended June 30, 2020					For the Six Months Ended June 30, 2020
	SG&A	Income from operations	Operating margin	Net (loss) earnings	Net (loss) earnings per diluted share (1)	SG&A	Income from operations	Operating margin	Net earnings (loss)	Net earnings (loss) per diluted share (1)
GAAP basis measures	$72.8	$3.9	1.5%	(1.3)	$(0.04)	$129.8	$15.8	3.3%	$2.8	$0.08

Non-GAAP adjustments:
Restructuring, impairment and other charges, net	—	25.1	9.9%	18.3	0.54	—	28.2	5.9%	20.5	0.60
Share-based compensation expense	(3.1)	3.1	1.2%	2.4	0.07	(5.4)	5.4	1.1%	4.8	0.14
LSC multiemployer pension plans obligation	(12.3)	12.3	4.8%	9.0	0.26	(12.3)	12.3	2.6%	9.0	0.26
COVID-19 sales surcharges and related expenses	—	1.1	0.4%	0.8	0.02	—	1.9	0.4%	1.4	0.04
Accelerated rent expense	(0.6)	0.6	0.2%	0.4	0.01	(0.6)	0.6	0.1%	0.4	0.01
Gain on debt extinguishment (2)	—	—	—	—	—	—	—	—	(1.7)	(0.05)
eBrevia contingent consideration	—	—	—	—	—	0.4	(0.4)	(0.1)%	(0.4)	(0.01)
Total Non-GAAP adjustments	(16.0)	42.2	16.6%	30.9	0.91	(17.9)	48.0	10.0%	34.0	0.99
Non-GAAP measures	$56.8	$46.1	18.1%	$29.6	$0.87	$111.9	$63.8	13.3%	$36.8	$1.08

	For the Three Months Ended June 30, 2019					For the Six Months Ended June 30, 2019
	SG&A	Income from operations	Operating margin	Net earnings	Net earnings per diluted share (1)	SG&A	Income from operations	Operating margin	Net earnings (loss)	Net earnings per diluted share (1)
GAAP basis measures	$57.9	$33.4	12.9%	$17.3	$0.51	$112.8	$40.0	8.2%	$15.9	$0.47
Non-GAAP adjustments:
Restructuring, impairment and other charges, net	—	3.8	1.4%	2.9	0.08	—	5.9	1.2%	4.5	0.13
Share-based compensation expense	(3.6)	3.6	1.4%	2.7	0.08	(5.1)	5.1	1.0%	3.8	0.11
Loss on sale of Language Solutions business	—	2.8	1.1%	2.1	0.06	—	2.8	0.6%	2.1	0.06
Investor-related expenses	(0.5)	0.5	0.2%	0.4	0.01	(1.5)	1.5	0.3%	1.1	0.03
Spin-off related transaction expenses	—	—	—	—	—	(0.4)	0.4	0.1%	0.3	0.01
Income tax adjustments	—	—	—	—	—	—	—	—	(0.1)	—
Total Non-GAAP adjustments	(4.1)	10.7	4.1%	8.1	0.23	(7.0)	15.7	3.2%	11.7	0.34
Non-GAAP measures	$53.8	$44.1	17.0%	$25.4	$0.74	$105.8	$55.7	11.4%	$27.6	$0.81

__________

(1) Net earnings (loss) per diluted share totals may not foot due to rounding.

(2) Gain on debt extinguishment is recorded within interest expense, net in the Company’s Unaudited Condensed Consolidated Statements of Operations.

The Company believes that certain non-GAAP measures, when presented in conjunction with comparable GAAP measures, are useful because that information is an appropriate measure for evaluating the Company’s operating performance. Internally, the Company uses this non-GAAP information as an indicator of business performance, and evaluates management’s effectiveness with specific reference to this indicator. These measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Donnelley Financial Solutions, Inc. and Subsidiaries ("DFIN")

Segment GAAP to Non-GAAP Operating Income and Adjusted EBITDA and Margin Reconciliation

For the Three Months Ended June 30, 2020 and 2019

(UNAUDITED)

(in millions)

	Capital Markets - Software Solutions	Capital Markets - Compliance and Communications Management	Investment Companies - Software Solutions	Investment Companies - Compliance and Communications Management	Corporate	Consolidated
For the Three Months Ended June 30, 2020
Net sales	$31.8	$120.8	$15.8	$85.6	$—	$254.0
Income (loss) from operations	1.0	29.3	0.4	2.0	(28.8)	3.9
Operating margin %	3.1%	24.3%	2.5%	2.3%	nm	1.5%

Non-GAAP Adjustments
Restructuring, impairment and other charges, net	0.5	16.9	0.1	4.8	2.8	25.1
Share-based compensation expense	—	—	—	—	3.1	3.1
LSC multiemployer pension plans obligation	—	—	—	—	12.3	12.3
COVID-19 related sales surcharges and expenses, net	—	(1.1)	—	2.1	0.1	1.1
Accelerated rent expense	0.1	0.2	—	0.3	—	0.6
Total Non-GAAP adjustments	0.6	16.0	0.1	7.2	18.3	42.2

Non-GAAP income (loss) from operations	$1.6	$45.3	$0.5	$9.2	$(10.5)	$46.1
Non-GAAP operating margin %	5.0%	37.5%	3.2%	10.7%	nm	18.1%

Depreciation and amortization	3.6	4.0	3.2	2.6	1.3	14.7
Adjusted EBITDA	$5.2	$49.3	$3.7	$11.8	$(9.2)	$60.8
Adjusted EBITDA margin %	16.4%	40.8%	23.4%	13.8%	nm	23.9%

For the Three Months Ended June 30, 2019
Net sales	$32.2	$127.2	$15.6	$83.9	$—	$258.9
Income (loss) from operations	3.4	38.3	(2.5)	5.8	(11.6)	33.4
Operating margin %	10.6%	30.1%	(16.0%)	6.9%	nm	12.9%

Non-GAAP Adjustments
Restructuring, impairment and other charges, net	0.7	2.5	—	0.5	0.1	3.8
Share-based compensation expense	—	—	—	—	3.6	3.6
Loss on sale of Language Solutions business	—	—	—	—	2.8	2.8
Investor-related expenses	—	—	—	—	0.5	0.5
Total Non-GAAP adjustments	0.7	2.5	—	0.5	7.0	10.7

Non-GAAP income (loss) from operations	$4.1	$40.8	$(2.5)	$6.3	$(4.6)	$44.1
Non-GAAP operating margin %	12.7%	32.1%	(16.0%)	7.5%	nm	17.0%

Depreciation and amortization	3.0	3.8	3.0	2.2	—	12.0
Adjusted EBITDA	$7.1	$44.6	$0.5	$8.5	$(4.6)	$56.1
Adjusted EBITDA margin %	22.0%	35.1%	3.2%	10.1%	nm	21.7%

__________

nm - Not meaningful

Donnelley Financial Solutions, Inc. and Subsidiaries ("DFIN")

Segment GAAP to Non-GAAP Operating Income and Adjusted EBITDA and Margin Reconciliation

For the Six Months Ended June 30, 2020 and 2019

(UNAUDITED)

(in millions)

	Capital Markets - Software Solutions	Capital Markets - Compliance and Communications Management	Investment Companies - Software Solutions	Investment Companies - Compliance and Communications Management	Corporate	Consolidated
For the Six Months Ended June 30, 2020
Net sales	$63.0	$219.9	$31.9	$159.9	$—	$474.7
Income (loss) from operations	2.8	50.7	0.5	4.1	(42.3)	15.8
Operating margin %	4.4%	23.1%	1.6%	2.6%	nm	3.3%

Non-GAAP Adjustments
Restructuring, impairment and other charges, net	0.8	17.4	0.4	5.2	4.4	28.2
Share-based compensation expense	—	—	—	—	5.4	5.4
LSC multiemployer pension plans obligation	—	—	—	—	12.3	12.3
COVID-19 related sales surcharges and expenses, net	—	(0.8)	—	2.6	0.1	1.9
eBrevia contingent consideration	—	—	—	—	(0.4)	(0.4)
Accelerated rent expense	0.1	0.2	—	0.3	—	0.6
Total Non-GAAP adjustments	0.9	16.8	0.4	8.1	21.8	48.0

Non-GAAP income (loss) from operations	$3.7	$67.5	$0.9	$12.2	$(20.5)	$63.8
Non-GAAP operating margin %	5.9%	30.7%	2.8%	7.6%	nm	13.4%

Depreciation and amortization	6.7	8.0	6.1	5.0	1.3	27.1
Adjusted EBITDA	$10.4	$75.5	$7.0	$17.2	$(19.2)	$90.9
Adjusted EBITDA margin %	16.5%	34.3%	21.9%	10.8%	nm	19.1%

For the Six Months Ended June 30, 2019
Net sales	$62.7	$229.2	$29.8	$166.8	$—	$488.5
Income (loss) from operations	3.5	53.0	(6.2)	12.5	(22.8)	40.0
Operating margin %	5.6%	23.1%	(20.8%)	7.5%	nm	8.2%

Non-GAAP Adjustments
Restructuring, impairment and other charges, net	1.0	3.4	0.1	0.9	0.5	5.9
Share-based compensation expense	—	—	—	—	5.1	5.1
Loss on sale of Language Solutions business	—	—	—	—	2.8	2.8
Investor-related expenses	—	—	—	—	1.5	1.5
Spin-off related transaction expenses	—	—	—	—	0.4	0.4
Total Non-GAAP adjustments	1.0	3.4	0.1	0.9	10.3	15.7

Non-GAAP income (loss) from operations	$4.5	$56.4	$(6.1)	$13.4	$(12.5)	$55.7
Non-GAAP operating margin %	7.2%	24.6%	(20.5%)	8.0%	nm	11.4%

Depreciation and amortization	6.1	7.3	6.4	4.3	—	24.1
Adjusted EBITDA	$10.6	$63.7	$0.3	$17.7	$(12.5)	$79.8
Adjusted EBITDA margin %	16.9%	27.8%	1.0%	10.6%	nm	16.3%

__________

nm - Not meaningful

Donnelley Financial Solutions, Inc. and Subsidiaries ("DFIN")

Segment GAAP to Non-GAAP Operating Income and Adjusted EBITDA and Margin Reconciliation

For the Twelve Months Ended December 31, 2018

(UNAUDITED)

(in millions)

	Capital Markets - Software Solutions	Capital Markets - Compliance and Communications Management	Investment Companies - Software Solutions	Investment Companies - Compliance and Communications Management	Language Solutions	Corporate	Consolidated
For the Twelve Months Ended December 31, 2018
Net sales	$119.4	$440.2	$58.9	$302.7	$41.8	$—	$963.0
Income (loss) from operations	3.1	104.7	(5.1)	14.9	50.1	(46.6)	121.1
Operating margin %	2.6%	23.8%	(8.7%)	4.9%	119.9%	nm	12.6%

Non-GAAP Adjustments
Gain on sale of Language Solutions business	—	—	—	—	(53.8)	—	(53.8)
Restructuring, impairment and other charges, net	0.5	3.2	0.1	0.5	(0.2)	0.3	4.4
Spin-off related transaction expenses	2.1	7.4	1.0	5.7	0.5	3.4	20.1
Share-based compensation expense	—	—	—	—	—	9.2	9.2
Disposition-related expenses	—	—	—	—	1.4	5.4	6.8
Acquisition-related expenses	—	—	—	—	—	0.8	0.8
Investor-related expenses	—	—	—	—	—	0.5	0.5
Total Non-GAAP adjustments	2.6	10.6	1.1	6.2	(52.1)	19.6	(12.0)

Non-GAAP income (loss) from operations	$5.7	$115.3	$(4.0)	$21.1	$(2.0)	$(27.0)	$109.1
Non-GAAP operating margin %	4.8%	26.2%	(6.8%)	7.0%	(4.8%)	nm	11.3%

Depreciation and amortization	12.0	15.6	9.0	8.3	0.8	0.1	45.8
Adjusted EBITDA	$17.7	$130.9	$5.0	$29.4	$(1.2)	$(26.9)	$154.9
Adjusted EBITDA margin %	14.8%	29.7%	8.5%	9.7%	(2.9%)	nm	16.1%

__________

nm - Not meaningful

Donnelley Financial Solutions, Inc. and Subsidiaries ("DFIN")

Condensed Consolidated Statements of Cash Flows

(UNAUDITED)

(in millions)

	For the Six Months Ended June 30,
	2020	2019
Operating Activities
Net earnings	$2.8	$15.9
Adjustments to reconcile net earnings to net cash used in operating activities:
Depreciation and amortization	27.1	24.1
Provision for expected losses on accounts receivable	4.0	3.2
Impairment charges	12.1	—
Share-based compensation	5.4	5.1
Gain on debt extinguishment	(2.3)	—
Deferred income taxes	(4.9)	(4.8)
Net pension plan income	(1.0)	(1.0)
Amortization of right-of-use assets	12.1	11.0
Other	0.2	5.1
Changes in operating assets and liabilities - net of acquisitions:
Accounts receivable, net	(93.6)	(90.7)
Inventories	0.1	(0.9)
Prepaid expenses and other current assets	(1.6)	(0.9)
Accounts payable	(4.6)	6.1
Income taxes payable and receivable	6.6	(5.2)
Accrued liabilities and other	25.3	(20.4)
Lease liabilities	(11.1)	(11.5)
Pension and other postretirement benefits plan contributions	(0.5)	(0.4)
Net cash used in operating activities	(23.9)	(65.3)
Investing Activities
Capital expenditures	(15.7)	(26.2)
Acquisition of business, net of cash acquired	—	(2.6)
Purchase of investment	(1.0)	—
Proceeds from sale of investment	12.8	—
Other investing activities	(0.3)	0.1
Net cash used in investing activities	(4.2)	(28.7)
Financing Activities
Revolving facility borrowings	240.5	337.0
Payments on revolving facility borrowings	(120.5)	(281.5)
Payments on long-term debt	(63.3)	—
Treasury share repurchases	(5.3)	(1.3)
Debt issuance costs	—	(0.2)
Other financing activities	(1.9)	—
Net cash provided by financing activities	49.5	54.0
Effect of exchange rate on cash and cash equivalents	(1.2)	2.2
Net increase (decrease) in cash and cash equivalents	20.2	(37.8)
Cash and cash equivalents at beginning of year	17.2	47.3
Cash and cash equivalents at end of period	$37.4	$9.5
Supplemental cash flow information
Income taxes paid (net of refunds)	$1.2	$17.6
Interest paid	$13.7	$16.5

Donnelley Financial Solutions, Inc. and Subsidiaries ("DFIN")

Condensed Consolidated Statements of Cash Flows

(UNAUDITED)

(in millions)

Additional Information:
	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2020	2019	2020	2019
Net cash provided by (used in) operating activities	$13.2	$3.0	$(23.9)	$(65.3)
Less: capital expenditures	8.8	11.1	15.7	26.2
Free Cash Flow	$4.4	$(8.1)	$(39.6)	$(91.5)

Donnelley Financial Solutions, Inc. and Subsidiaries ("DFIN")

Reconciliation of Reported to Organic Net Sales

(UNAUDITED)

(in millions)

	Capital Markets - Software Solutions	Capital Markets - Compliance and Communications Management	Investment Companies - Software Solutions	Investment Companies - Compliance and Communications Management	Consolidated
Reported Net Sales:
For the Three Months Ended June 30, 2020	$31.8	$120.8	$15.8	$85.6	$254.0

For the Three Months Ended June 30, 2019	32.2	127.2	15.6	83.9	258.9

Net sales change	(1.2%)	(5.0%)	1.3%	2.0%	(1.9%)

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates	(0.6%)	(0.2%)	(0.6%)	—	(0.2%)

Net organic sales change	(0.6%)	(4.8%)	1.9%	2.0%	(1.7%)

	Capital Markets - Software Solutions	Capital Markets - Compliance and Communications Management	Investment Companies - Software Solutions	Investment Companies - Compliance and Communications Management	Consolidated
Reported Net Sales:
For the Six Months Ended June 30, 2020	$63.0	$219.9	$31.9	$159.9	$474.7

For the Six Months Ended June 30, 2019	62.7	229.2	29.8	166.8	488.5

Net sales change	0.5%	(4.1%)	7.0%	(4.1%)	(2.8%)

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates	(0.5%)	(0.3%)	(0.7%)	—	(0.2%)

Net organic sales change	1.0%	(3.8%)	7.7%	(4.1%)	(2.6%)

Donnelley Financial Solutions, Inc. and Subsidiaries ("DFIN")

Reconciliation of GAAP Net Earnings (Loss) to Adjusted EBITDA

(UNAUDITED)

(in millions)

	For the Twelve Months Ended	For the Three Months Ended
	June 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019

GAAP net earnings (loss)	$24.5	$(1.3)	$4.1	$7.0	$14.7
Adjustments
Net gain on sale of building	(19.2)	—	—	—	(19.2)
Gain on equity investment	(13.6)	—	—	(13.6)	—
Restructuring, impairment and other charges, net	35.9	25.1	3.1	4.9	2.8
Share-based compensation expense	9.2	3.1	2.3	1.2	2.6
LSC multiemployer pension plans obligation	12.3	12.3	—	—	—
COVID-19 related sales surcharges and expenses, net	1.9	1.1	0.8	—	—
Accelerated rent expense	0.6	0.6	—	—	—
eBrevia contingent consideration	(0.4)	—	(0.4)	—	—
Net loss on sale of Language Solutions business	1.2	—	—	1.2	—
Pension settlement charges	3.9	—	—	3.9	—
Acquisition-related expenses	0.1	—	—	—	0.1
Spin-off related transaction expenses	(0.4)	—	—	(0.4)	—
Depreciation and amortization	52.6	14.7	12.4	12.8	12.7
Interest expense, net	31.0	6.3	4.6	11.5	8.6
Pension income and other income, net	(1.8)	(0.5)	(0.4)	(0.4)	(0.5)
Income tax expense (benefit)	10.3	(0.6)	3.6	(2.0)	9.3
Total Non-GAAP adjustments	123.6	62.1	26.0	19.1	16.4
Adjusted EBITDA	$148.1	$60.8	$30.1	$26.1	$31.1

Net sales	$860.9	$254.0	$220.7	$190.3	$195.9
Adjusted EBITDA margin %	17.2%	23.9%	13.6%	13.7%	15.9%

	For the Twelve Months Ended	For the Three Months Ended
	June 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
GAAP net earnings (loss)	62.9	$17.3	$(1.4)	$(1.0)	$48.0
Adjustments
Gain on equity investment	(11.8)	—	—	—	(11.8)
Restructuring, impairment and other charges, net	7.0	3.8	2.1	0.3	0.8
Share-based compensation expense	9.2	3.6	1.5	2.0	2.1
Net (gain) loss on sale of Language Solutions business	(51.0)	2.8	—	(0.3)	(53.5)
Investor-related expenses	2.0	0.5	1.0	0.5	—
Acquisition-related expenses	0.3	—	—	0.3	—
Gain on e-Brevia investment	(1.8)	—	—	(1.8)	—
Spin-off related transaction expenses	4.3	—	0.4	0.2	3.7
Disposition-related expenses	4.8	—	—	0.3	4.5
Depreciation and amortization	48.4	12.0	12.1	12.7	11.6
Interest expense, net	35.9	9.1	8.9	9.5	8.4
Pension income and other income, net	(4.2)	(0.5)	(0.6)	(0.9)	(2.2)
Income tax expense (benefit)	24.5	7.5	(0.3)	(2.4)	19.7
Total Non-GAAP adjustments	67.6	38.8	25.1	20.4	(16.7)
Adjusted EBITDA	$130.5	$56.1	$23.7	$19.4	$31.3

Net sales	$905.7	$258.9	$229.6	$200.3	$216.9
Adjusted EBITDA margin %	14.4%	21.7%	10.3%	9.7%	14.4%

Donnelley Financial Solutions, Inc. and Subsidiaries ("DFIN")

Reconciliation of GAAP Net Earnings (Loss) to Non-GAAP Adjusted EBITDA

Estimated impact of regulatory changes and exit from certain print-related relationships

(UNAUDITED)

(in millions)

	For the Twelve Months Ended December 31, 2021
	Low end of Expected Range	High end of Expected Range
Estimated GAAP net earnings impact	$(3.9)	$(7.4)
Adjustments
Restructuring	0.5	0.5
Income tax expense (benefit)	(1.6)	(3.1)
Total Adjustments	(1.1)	(2.6)
Estimated Non-GAAP Adjusted EBITDA impact	$(5.0)	$(10.0)

Donnelley Financial Solutions, Inc. and Subsidiaries ("DFIN")

Debt and Liquidity Summary

(UNAUDITED)

(in millions)

Total Liquidity	June 30, 2020		December 31, 2019		June 30, 2019
Availability
Stated amount of the Revolving Facility (1)	$300.0		$300.0		$300.0
Less: availability reduction from covenants	—		68.4		165.3
Amount available under the Revolving Facility	300.0		231.6		134.7

Usage
Borrowings under the Revolving Facility	120.0		—		55.5
Impact on availability related to outstanding letters of credit	—		—		—
Amount used under the Revolving Facility	120.0		—		55.5

Availability under the Revolving Facility	180.0		231.6		79.2

Cash	37.4		17.2		9.5

Net Available Liquidity	$217.4		$248.8		$88.7

Long-term debt	350.2		296.0		419.1

Adjusted EBITDA for the twelve months ended June 30, 2020 and 2019, and the year ended December 31, 2019	$148.1		$137.0		$130.5

Non-GAAP Gross Leverage (defined as total debt divided by Adjusted EBITDA)	2.4	x	2.2	x	3.2	x

Non-GAAP Net Debt (defined as total debt less cash)	313.3		278.8		409.6

Non-GAAP Net Leverage (defined as non-GAAP Net Debt divided by Adjusted EBITDA)	2.1	x	2.0	x	3.1	x

__________

(1) The Company has a $300.0 million senior secured revolving credit facility (the “Revolving Facility”). The Revolving Facility is subject to a number of covenants, including a minimum Interest Coverage Ratio and a maximum Leverage Ratio, both as defined and calculated in the credit agreement. There was $120.0 million outstanding borrowings under the Revolving Facility as of June 30, 2020. Based on the Company’s results of operations for the twelve months ended June 30, 2020 and existing debt, the Company would have had the ability to utilize an incremental $180.0 million of the $300.0 million Revolving Facility and not have been in violation of the terms of the agreement.